INTANGIBLE ASSETS, NET - Estimated Amortization Expenses (Details) ¥ in Thousands	Dec. 31, 2021 CNY (¥)
Estimated amortization expenses for each of the future annual periods
2022	¥ 517
2023	683
2024	633
2025	337
2026	318
thereafter	329
Total	¥ 2,817